Exhibit 99.1

May 1, 2003

STERICYCLE, INC. REPORTS RECORD RESULTS
FOR FIRST QUARTER 2003
  NET INCOME OF $14.7 MILLION FOR THE QUARTER, UP 38.1% FROM YEAR-AGO QUARTER
  EARNINGS PER SHARE OF $0.32 FOR THE QUARTER, UP 33% FROM YEAR-AG0 QUARTER
  CASH PROVIDED BY OPERATIONS WAS $28.3 MILLION FOR THE QUARTER
  REVENUES WERE $112.3 MILLION, UP 15.7% FROM YEAR-AGO QUARTER

Lake Forest, Illinois, May 1, 2003 - Stericycle, Inc. (NASDAQ:SRCL), the United States' leading provider of medical waste management and compliance services for the healthcare community today reported record quarterly financial results for the first quarter of 2003. "The first quarter was another record breaking quarter for our company, with across-the-board growth and record results," said Mark Miller, Stericycle president and chief executive officer. "The solid growth in revenues, operating income, and net income all reflected our disciplined focus on strategically growing and managing our business."

FIRST QUARTER 2003 RESULTS
Revenues for the quarter ended March 31, 2003 were $112.3 million, up 15.7% from $97.1 million in the same quarter last year. International equipment sales contributed $0.7 million in revenues for the quarter as compared to $2.7 million in the first quarter of 2002. Revenues excluding international equipment sales increased 18.2% over the same period in 2002. Gross profit was $47.1 million, up 21.2% from $38.9 million in the same quarter last year. Gross profit as a percent of revenues increased to 42.0% from 40.1% in the first quarter of 2002.

Net income for the first quarter of 2003 rose 38.1% to $14.7 million, up from $10.6 million in the first quarter of 2002.

Earnings per diluted share for the first quarter of 2003 were $0.32, up 33.3% from $0.24 in the first quarter of 2002. Weighted shares outstanding used to determine earnings per diluted share were 45,843,228 for the first quarter of 2003 and 44,771,952 for the first quarter of 2002.

As previously reported, during the first quarter of 2003 we repurchased $9.1 million of our 12-3/8% senior subordinated bonds. The redemption premium to repurchase the senior subordinated bonds was a pre-tax charge of $1.4 million and the write-off of associated deferred financing fees was a pretax charge of $0.2 million. On an after-tax basis, the charges totaled approximately $1.0 million or $0.02 per diluted share.

During the first quarter of 2003, we continued to improve our balance sheet position. Our total debt to capitalization percentage ratio improved from 39.1% at December 31, 2002 to 38.7% at March 31, 2003.

Miller said, "During the quarter we continued to execute our proven business model and reported strong sales growth and record income from operations. The cash flow of $28.3 million generated from operations was used to strengthen the business by acquiring Scherer Health, Inc. on January 9, 2003, repurchase senior subordinated bonds and investing in the company's future."

Stericycle provides medical waste collection, transportation, treatment and disposal services and safety and compliance programs to healthcare companies nationwide, including hospitals, physician and dental offices, laboratories and clinics. Medical waste includes single-use disposables such as needles, syringes, gloves and other supplies that have been in contact with blood or other bodily fluids, as well as blood, blood products and other items that could harbor infectious agents.

Safe Harbor Statement: Statements in this press release may contain forward-looking statements that involve risks and uncertainties, some of which are beyond the Company's control (for example, general economic conditions). The Company's actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include difficulties in completing the integration of acquired businesses, changes in governmental regulation of medical waste collection and treatment, and increases in transportation and other operating costs, as well as the various other factors identified in the Company's filings with the U.S. Securities and Exchange Commission. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. The Company makes no commitment to disclose any subsequent revisions to forward-looking statements.

Stericycle Financial Statements for First Quarter 2003

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                            March 31,    December 31
                                                               2003          2002
                                                           ------------  ------------
                                                            (unaudited)
                         ASSETS
Current assets:
  Cash and cash equivalents.............................. $      9,188  $      8,375
  Short-term investments.................................        1,141           512
  Accounts receivable, less allowance for doubtful
    accounts of $4,366 in 2003 and $3,779 in 2002........       68,540        62,013
  Parts and supplies.....................................        5,279         4,494
  Prepaid expenses.......................................        5,109         7,170
  Notes receivable.......................................          823           823
  Deferred tax asset.....................................        6,579         6,720
  Other current assets...................................        3,442         4,249
                                                           ------------  ------------
         Total current assets............................      100,101        94,356
Property, plant and equipment, net.......................       93,552        88,501
Other assets:
  Goodwill, less accumulated amortization of $32,374
    in 2003 and 2002.....................................      469,389       447,272
  Intangible assets, less accumulated amortization of
    $6,800 in 2003 and $3,609 in 2002....................       21,042        20,110
  Notes receivable.......................................        7,717         7,717
  Other..................................................        8,385         9,139
                                                           ------------  ------------
         Total other assets..............................      506,533       484,238
                                                           ------------  ------------
   Total assets.......................................... $    700,186  $    667,095
                                                           ============  ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long term debt...................... $     25,156  $      3,933
  Accounts payable.......................................       12,637        14,330
  Accrued liabilities....................................       36,111        31,810
  Deferred revenue.......................................        4,401         3,681
                                                           ------------  ------------
         Total current liabilities.......................       78,305        53,754
                                                           ------------  ------------
Long-term debt, net of current portion...................      210,473       224,124
Deferred income taxes....................................       34,143        30,729
Other liabilities........................................        4,446         3,710
Redeemable preferred stock:
  Series A convertible preferred stock (par value $0.01
    share, 75,000 shares authorized, 29,326 outstanding
    in 2003 and 2002, liquidation preference of $31,319
    at March 31,2003 and December 31, 2002)...............       28,049        28,049
Common shareholders' equity:
  Common stock (par value $0.01 per share, 30,000,000
    shares authorized, 40,656,919 issued and outstanding
    in 2003, 40,437,023 issued and outstanding in 2002)..          407           404
Additional paid-in capital)...............................      280,680       277,531
Treasury stock of 50,000 shares..........................       (1,435)       (1,435)
Accumulated other comprehensive loss.....................          (21)         (229)
Retained earnings........................................       65,139        50,458
                                                           ------------  ------------
         Total shareholders' equity......................      344,770       354,778
                                                           ------------  ------------
  Total liabilities and shareholders' equity............. $    700,186  $    667,095
                                                           ============  ============

Total debt to capitalization percentage ratio
Calculation of total debt to capitalization percentage ratio:
Total debt                                                $    235,629  $    228,057
Redeemable preferred stock                                      28,049        28,049
Shareholders' equity                                           344,770       326,729
                                                           ------------  ------------
Capitalization                                            $    608,448  $    582,835

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
(UNAUDITED)

                                                  Three Months Ended March 31,
                                            -------------------------------------------
                                                   2003                   2002
                                            --------------------   --------------------
                                                 $      % of Rev        $      % of Rev
                                            ----------- --------   ----------- --------
Revenues.................................. $   112,311    100.0% $    97,064    100.0%

  Cost of revenues........................      65,167     58.0        58,175     59.9
                                            ----------- --------   ----------- --------
Gross margin                                    47,144     42.0        38,889     40.1
                                            ----------- --------   ----------- --------
  Selling, general and
    administrative expenses...............      16,374     14.3        14,187     14.6
  Amortization............................         321      0.3           508      0.6
                                            ----------- --------   ----------- --------
     Total SG&A expenses and amortization.      16,695     14.6        14,695     15.2
                                            ----------- --------   ----------- --------
  Acquisition-related costs...............          91      0.1           153      0.1
                                            ----------- --------   ----------- --------
Income from operations....................      30,358     27.0        24,041     24.8
                                            ----------- --------   ----------- --------
Other income (expense):
  Interest income.........................         189      0.2           163      0.2
  Interest expense........................      (3,927)    (3.5)       (5,809)    (6.0)
  Debt extinguishments....................      (1,628)    (1.4)          -       (0.0)
  Other expense...........................        (645)    (0.6)         (671)    (0.7)
                                            ----------- --------   ----------- --------
     Total other income (expense).........      (6,011)    (5.4)       (6,317)    (6.5)
                                            ----------- --------   ----------- --------
Income before income taxes................      24,347     21.9        17,724     18.3
Income tax expense........................       9,666      8.6         7,093      7.3
                                            ----------- --------   ----------- --------
Net income................................ $    14,681     13.1% $    10,631     11.0%
                                            =========== ========   =========== ========

Earnings per share - diluted.............. $      0.32            $      0.24
                                            ===========            ===========

Weighted average number of common
  shares outstanding - diluted............  44,843,228             44,771,952
                                            ===========            ===========

Calculation of EBITDA:
Income from operations.................... $    30,358            $    24,041
Other income (expense)....................        (645)                  (671)
Depreciation and amortization.............       4,264                  3,563
                                            -----------            -----------
EBITDA before acquisition-related costs... $    33,977     30.3% $    26,933     27.7%
                                            ===========            ===========

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

                                                                     For the Three
                                                                 Months Ended March 31,
                                                                 ----------------------
                                                                    2003        2002
                                                                 ----------  ----------
OPERATING ACTIVITIES:
Net income..................................................... $   14,681  $   10,631
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Ineffective portion of cash flow hedges....................         -         (381)
    Write off of deferred financing costs......................        247          -
    Stock compensation expense.................................         76          -
    Tax benefit of disqualifying dispositions of stock options.      1,343       1,168
    Loss on sale of property and equipment.....................         72          36
    Depreciation...............................................      3,943       3,055
    Amortization...............................................        321         508
    Deferred income taxes......................................      3,555        (728)
Changes in operating assets and liabilities, net of
  effect of acquisitions:
    Accounts receivable........................................     (2,200)      4,279
    Parts and supplies.........................................       (279)      1,653
    Prepaid expenses and other assets..........................      5,626      (2,184)
    Accounts payable...........................................     (2,643)     (3,035)
    Accrued liabilities........................................      3,368       8,106
    Deferred revenue...........................................        165     (2,037)
                                                                 ----------  ----------
Net cash provided by operating activities......................     28,275      21,071
                                                                 ----------  ----------
INVESTING ACTIVITIES:
  Payments for acquisitions and international
    investments, net of cash acquired..........................    (31,301)     (3,975)
  Purchases of short-term investments..........................       (629)       (243)
  Proceeds from sale of property and equipment.................        132          31
  Capital expenditures.........................................     (3,788)     (3,867)
                                                                 ----------  ----------
Net cash used in investing activities..........................    (33,586)     (8,054)
                                                                 ----------  ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of notes payable......................      1,132       1,181
  Repayment of senior subordinated debt........................     (9,129))       -
  Payments of deferred financing costs.........................       (395)        -
  Repayment of long term debt..................................       (732)        -
  Net proceeds from (repayments of) senior credit facility.....     15,814     (17,687)
  Principal payments on capital lease obligations..............       (252)        (76)
  Proceeds from other issuances of common stock................      1,733       2,028
                                                                 ----------  ----------
Net cash provided by (used in) financing activities............      8,151     (14,554)
                                                                 ----------  ----------
Effect of exchange rate changes on cash........................        (27)         70
                                                                 ----------  ----------
Net increase (decrease) in cash and cash equivalents...........        813      (1,467)
Cash and cash equivalents at beginning of period...............      8,375      12,737
                                                                 ----------  ----------
Cash and cash equivalents at end of period..................... $    9,188  $   11,270
                                                                 ==========  ==========
Non-cash activities:
Net issuances of common stock for certain acquisitions......... $       70  $    1,900